Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events
Subsequent Events

23. Subsequent Events

On March 13, 2020, the Company granted 684,905 restricted share units to certain director, executive officers and employees pursuant to the 2016 Share Incentive Plan. In addition, the Company granted ordinary share units with 785,097 Class A ordinary shares through its employee incentive platform to certain executive officers and employees at nil subscription consideration. These grants vested immediately upon grant. The fair value of these share awards is RMB 260,837 based on the market price at USD25.32 of ordinary shares on the grant date, which were expensed immediately.

On March 13, 2020, the board of directors approved a special dividend of US$0.3 per ADS for 2019, to be paid to shareholders of record as of the close of business on April 8, 2020.